SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549


                         __________________________________

                                      FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  December 15, 1997

                             TRIGEN ENERGY CORPORATION


Delaware            1-13264                  13-3378939
---------           ----------------         ---------------
State of            Commission File No.      IRS Employer ID
Incorporation

One Water Street
White Plains, NY                             10601
-------------------                          --------------
Address of Principal                         Zip Code
Executive Offices

                                    914-286-6600
                                -------------------
                           Registrant's telephone number

Item 5.   Other Events.

A Press Release is incorporated by reference as Exhibit 1 attached hereto.






                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIGEN ENERGY CORPORATION


Date: December 15, 1997       By:/s/ Thomas R. Casten
                                 -----------------------
                                   Thomas R. Casten,
                                   President